Property, plant and equipment, net	12 Months Ended
Mar. 31, 2017
Property, plant and equipment
Property, plant and equipment, net
4	Property, plant and equipment, net

During the fiscal years ended March 31, 2015, 2016 and 2017, depreciation expenses charged to the consolidated statements of operations amounted to approximately $1,082,000, $1,047,000 and $1,046,000, respectively.  As at March 31, 2016 and 2017, fully depreciated assets that were still in use by the Company amounted to $9,195,000 and $8,761,000, respectively.

Property, plant and equipment in Shenzhen and Xinxing were assessed for impairment according to the policy described in note 1(h).  The Company concluded that no impairment to property, plant and equipment in Shenzhen and Xinxing was required for the fiscal years ended March 31, 2016 and 2017.